UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 9, 2015

MACQUARIE LEASING PTY LIMITED

SMART ABS SERIES 2015-3US TRUST

(Exact name of Registrant, Sponsor and Issuing Entity as specified in their respective charters)

Australia	333-181822	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Level 3 9 Hunter Street Sydney, NSW 2000, Australia	Not Applicable
(Address of principal executive offices)	(Zip Code)

+ 61 (2) 8232-3333

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

The consolidated financial statements of Australia and New Zealand Banking Group Limited (ABN 11 005 357 522) (“ANZ”) and its subsidiaries as of September 30, 2014, September 30, 2013 and September 30, 2012 and for each of the years in the three-year period ended September 30, 2014, which reports are included in the Form 8-Ks filed by the Registrant with the Securities and Exchange Commission on December 9, 2014, December 20, 2013 and December 18, 2012, respectively (collectively, the “Annual Financial Statements”), and the unaudited condensed consolidated financial statements of ANZ and its subsidiaries as of March 31, 2015 and March 31, 2014, and for each of the six-month periods ended March 31, 2015 and March 31, 2014, which reports are included in the Form 8-Ks filed by the Registrant with the Securities and Exchange Commission on May 14, 2015 and May 16, 2014, respectively (collectively, the “Interim Financial Information”), are incorporated by reference in the registration statement (No. 333-181822) on Form S-3 of the Registrant (the “Registration Statement”) and the prospectus supplement (the “Prospectus Supplement”) relating to SMART ABS Series 2015-3US Trust. The Annual Financial Statements have been audited by KPMG. The consent of KPMG to the incorporation by reference of their audit reports on such Annual Financial Statements in the Registration Statement and the Prospectus Supplement and to their being referred to as “Experts” in the Prospectus Supplement and the Registration Statement is attached hereto as Exhibit 23.1. The letter acknowledging the awareness of KPMG to the incorporation by reference of their reports related to their reviews of the Interim Financial Information in the Registration Statement and the Prospectus Supplement is attached hereto as Exhibit 15.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits:

15.1	Awareness Letter of KPMG, Independent Auditor

23.1	Consent of KPMG, Independent Auditor

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MACQUARIE LEASING PTY LIMITED
as depositor with respect to
SMART ABS Series 2015-3US Trust

By:	/s/ Paul Peterson
Name: Paul Peterson
Title: Director

Date: October 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

15.1	Awareness Letter of KPMG, Independent Auditor

23.1	Consent of KPMG, Independent Auditor